Restructuring	12 Months Ended
Dec. 31, 2025
Restructuring
Restructuring
7.	Restructuring

We continuously evaluate our cost structure to identify cost savings associated with streamlining our management structure. Our 2025 and 2024 restructuring plans consisted of Mobility workforce reductions of approximately 60 and 40 positions, respectively. The charges for each restructuring plan are classified as selling and general expenses within the combined statements of income and the reserves are included in other current liabilities in the combined balance sheets. Charges associated with the allocation of expense for S&P Global corporate employees are included as part of corporate allocations within the combined statements of income and as a component of Parent company investment in the combined balance sheets.

In certain circumstances, reserves are no longer needed because employees previously identified for separation resigned from the Company and did not receive severance or were reassigned due to circumstances not foreseen when the original plans were initiated. In these cases, we reverse reserves through the combined statements of income during the period when it is determined they are no longer needed.

The initial restructuring charge recorded and the ending reserve balance as of December 31, 2025 by segment is as follows:

	2025 Restructuring Plan		2024 Restructuring Plan
	Initial Charge	Ending Reserve	Initial Charge	Ending Reserve
(in millions)	Recorded	Balance	Recorded	Balance
CARFAX	$1	$—	$—	$—
B2B	14	11	6	1
Total	$15	$11	$6	$1

For the year ended December 31, 2025, we recorded a pre-tax restructuring charge primarily related to Mobility employee severance charges for the 2025 restructuring plan of $15 million and reduced the reserve by $4 million. For the years ended December 31, 2025 and 2024, we have reduced the reserve for the 2024 restructuring plan by $5 million and less than $1 million, respectively. The reductions primarily related to cash payments for employee severance charges.